Supplement, dated December 15, 2003, to the Prospectus, dated May 1, 2003, of
               Seligman Income and Growth Fund, Inc. (the "Fund")

The following supercedes and replaces the supplement dated September 4, 2003:

Effective January 1, 2004, the following information supersedes and replaces the information set forth in the first two paragraphs of the second column on page 6 of the Fund's Prospectus under the caption "Management - Portfolio Management."

      The Fund is co-managed by Seligman's Core Equity Group, headed by Richard
      R. Schmaltz and the investment grade team of Seligman's Fixed Income Team, headed by Christopher J. Mahony.

      Mr. Schmaltz is Co-Portfolio Manager of the Fund, as well as Portfolio Manager of Seligman Common Stock Fund, Inc. and Tri-Continental Corporation. He is also Portfolio Manager of Seligman Common Stock Portfolio and Co-Portfolio Manager of Seligman Income and Growth Portfolio, two portfolios of Seligman Portfolios, Inc. In addition, Mr. Schmaltz is a Managing Director of Seligman. Prior to his early retirement in 2001, Mr. Schmaltz was a Managing Director of Seligman, as well as Seligman's Director of Investments, Chair of Seligman's Investment Policy Committee and a member of Seligman's Executive Committee.